                                     ALLONGE

  to Revolving Line of Credit Note dated to be Effective on the Conversion Date

     THIS  ALLONGE  is made and  entered  into as of the 7th day of March  2008, between SOUTHWEST IOWA RENEWABLE ENERGY,  LLC, an Iowa limited liability company
(the  "Borrower"),  and AGSTAR FINANCIAL  SERVICES,  PCA, and its successors and assigns,  as Agent (in such capacity,  the "Agent") for the benefit of the Banks in connection with that certain Credit  Agreement dated May 2, 2007 (as amended, restated,  supplemented  or otherwise  modified  from time to time,  the "Credit
Agreement").

                                    RECITALS

     A. The Borrower  previously  executed and  delivered to  Metropolitan  Life
Insurance  Company (the "Bank") a Revolving  Line of Credit Note in the original principal amount of  $1,785,700.00  dated to be Effective on the Conversion Date
(the "Note") to which this Allonge is attached.

     B. The  Borrower,  the  Agent  and the Banks  have  agreed to make  certain modifications  to the Note,  all in accordance  with the terms and conditions of this Allonge.

                                    AGREEMENT

     NOW,  THEREFORE,  in consideration of the foregoing premises and the mutual
covenants   contained   in  this   Allonge  and  for  other  good  and  valuable
consideration,  the receipt and sufficiency of which are hereby  acknowledged by the Borrower, the Agent and the Bank, the parties agree as follows:

     1.  Modification  of Note.  Notwithstanding  any of the  provisions  of the
Credit Agreement and the Note, the Note is hereby amended as follows:

     a.   Paragraph  #2 of the Note is hereby  amended  and  restated to read as follows:

          The  outstanding  principal  balance of this  Revolving Line of Credit
          Note shall bear interest at a variable rate determined by the Agent to be 345 basis  points  above the LIBOR Rate in effect from time to time as set  forth in and as  adjusted  in  accordance  with the  terms and conditions of the Credit Agreement. Notwithstanding the foregoing, the rate of  interest  under this  Revolving  Line of Credit Note shall be subject to  adjustment  by Agent  pursuant  to the  provisions  of the
          Credit Agreement (including, without limitation, Section 2.11 thereof)
          and this Revolving Line of Credit Note.

     b.   Paragraph  #3 of the Note is hereby  amended  and  restated to read as follows:

          The "LIBOR Rate" (London  Interbank  Offered Rate) means the One Month
          London Interbank  Offered Rate ("One Month LIBOR"),  rounded upward to the nearest ten  thousandth of one percent,  reported on the tenth day of the month preceding each Interest Period by the Wall Street Journal in its daily listing of money rates, defined

          therein as the average of interbank  offered rates for dollar deposits in the London market. If a One Month LIBOR rate is not reported on the tenth day of a month,  the One Month LIBOR rate  reported on the first business  day  preceding  the tenth day of the month will be used.  If this index is no longer available, Agent will select a new index which is based upon comparable information.

     c.   Paragraph  #4 of the Note is hereby  amended  and  restated to read as follows:

          The LIBOR Rate shall initially be determined as of the date hereof and shall  thereafter  be  adjusted  in  accordance  with  the  terms  and conditions  of the  Credit  Agreement.  Interest  on  the  outstanding principal  balance  of this Note shall be  computed  on the basis of a year of three hundred  sixty-five  (365) days,  but charged for actual days principal is outstanding.

     2. Remaining Terms. It is further  understood and agreed by and between the
Borrower, the Agent and the Bank that all other terms and provisions of the Note shall  remain in full force and effect,  enforceable  by the Agent and the Banks against the Borrower as fully as though no amendments had been made hereby,  and
this  Allonge  shall  not  be  deemed  to  hinder,   compromise  or  lessen  the
enforceability  of the Note, or any  mortgage,  security  interest,  or guaranty securing repayment of the Note, in any way.

                                SIGNATURE PAGE TO
                                     ALLONGE
                                       TO
                          REVOLVING LINE OF CREDIT NOTE
                  DATED TO BE EFFECTIVE ON THE CONVERSION DATE
                                 BY AND BETWEEN
                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
                                       AND
                    AGSTAR FINANCIAL SERVICES, PCA, as Agent

                              DATED: March 7, 2008

         IN WITNESS  WHEREOF,  the parties hereto have caused this Allonge to be duly executed and delivered as of the date and year first above written.

                                            BORROWER:

                                            SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
                                            an Iowa limited liability company

                                            By /s/ Mark Drake
                                               ---------------------------------
                                            Mark Drake
                                            Its: General Manager

                                            By /s/ Karol King
                                               ---------------------------------
                                            Karol King
                                            Its: Board Chairman

                                            AGENT:

                                            AGSTAR FINANCIAL SERVICES, PCA,
                                            as Agent

                                            /s/ Ron Monson
                                            ------------------------------------
                                            By:  Ron Monson
                                            Its: Vice President